Award Timing Disclosure	12 Months Ended
Sep. 27, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Timing of Equity Awards

In response to Item 402(x)(1) of Regulation S-K, we do not currently grant new awards of stock options, stock appreciation rights or similar option-like instruments. Accordingly, we have no specific policy or practice on the timing of awards of such options in relation to our disclosure of material nonpublic information. In the event we determine to grant new awards of such options, the Board will evaluate the appropriate steps to take in relation to the foregoing.

Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	we have no specific policy or practice on the timing of awards of such options in relation to our disclosure of material nonpublic information.